FOR IMMEDIATE RELEASE         Exhibit 99.1

F.N.B. Corporation Announces Plans to Divest Consumer Finance Subsidiary and Further Optimize Its Retail Branch Network

PITTSBURGH, PA – June 7, 2018 – F.N.B. Corporation (NYSE: FNB) has announced strategies to enhance the overall positioning of its consumer banking operations. The Company will sell its consumer finance subsidiary, Regency Finance Company, and consolidate up to 20 branches of its retail banking subsidiary, First National Bank of Pennsylvania (Bank), in 2018.

The Company has entered into a definitive stock purchase agreement to sell 100 percent of the issued and outstanding capital stock of Regency Finance Company to Mariner Finance, LLC. Regency Finance Company operates 77 branch offices in Pennsylvania, Ohio, Kentucky and Tennessee with total assets of $170 million as of March 31, 2018.

With the consolidation of up to 20 Bank locations throughout its multi-state footprint in 2018, FNB has accelerated the branch optimization program it has had in place for many years. This program is designed to increase efficiency and improve growth prospects for the Bank as customer preferences for mobile and other technology-based services evolve. FNB maintains a commitment to its branch network as an important part of its delivery channel, and ongoing optimization includes opening new locations in areas identified for their potential to foster relationship growth and to serve clients and community needs.

The sale of Regency Finance Company is expected to close during the second half of 2018, subject to receipt of regulatory approvals and other customary closing conditions. F.N.B. Corporation expects this financially attractive transaction, in combination with the Bank branch consolidations, to accomplish the following strategic objectives:

•	Improve the operating efficiency of its retail delivery channel;

•	Enhance the credit risk profile of the consumer loan portfolio;

•	Result in the sale of a non-strategic business segment that does not fit with its core business;

•	Offer additional liquidity;

•	Offset branch consolidation costs through the gain on sale; and

•	Achieve neutral impact to run-rate earnings and capital.

Sandler O’Neill & Partners, L.P. acted as financial advisor and Reed Smith LLP served as legal counsel to F.N.B. Corporation for the Regency Finance Company transaction. Wachtell, Lipton, Rosen & Katz served as legal counsel to Mariner Finance, LLC on the transaction.

About F.N.B. Corporation
F.N.B. Corporation (NYSE: FNB), headquartered in Pittsburgh, Pennsylvania, is a diversified financial services company operating in eight states. FNB holds a significant retail deposit market share in attractive markets including: Pittsburgh, Pennsylvania; Baltimore, Maryland; Cleveland, Ohio; and Charlotte, Raleigh, Durham and the Piedmont Triad (Winston-Salem, Greensboro and High Point) in North Carolina. The Company has total assets of $32 billion, and

FOR IMMEDIATE RELEASE         Exhibit 99.1

more than 400 banking offices throughout Pennsylvania, Ohio, Maryland, West Virginia, North Carolina and South Carolina. The Company also operates Regency Finance Company, which has more than 75 consumer finance offices in Pennsylvania, Ohio, Kentucky and Tennessee.
FNB provides a full range of commercial banking, consumer banking and wealth management solutions through its subsidiary network which is led by its largest affiliate, First National Bank of Pennsylvania, founded in 1864. Commercial banking solutions include corporate banking, small business banking, investment real estate financing, business credit, capital markets and lease financing. The consumer banking segment provides a full line of consumer banking products and services, including deposit products, mortgage lending, consumer lending and a complete suite of mobile and online banking services. FNB's wealth management services include asset management, private banking and insurance.

The common stock of F.N.B. Corporation trades on the New York Stock Exchange under the symbol "FNB" and is included in Standard & Poor's MidCap 400 Index with the Global Industry Classification Standard (GICS) Regional Banks Sub-Industry Index. Customers, shareholders and investors can learn more about this regional financial institution by visiting the F.N.B. Corporation website at www.fnbcorporation.com.

Cautionary Statement Regarding Forward-Looking Information
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. We assume no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Such forward-looking statements may be expressed in a variety of ways, including the use of future and present tense language expressing expectations or predictions of future financial or business performance or conditions based on current performance and trends. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "will," "should," "project," "goal," and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in our reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; potential difficulties encountered in expanding into a new and remote geographic market; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business and technology initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with acquisitions and divestitures; economic conditions; interruption in or breach of security of our information systems; integrity and functioning of products, information systems and services provided by

FOR IMMEDIATE RELEASE         Exhibit 99.1

third party external vendors; changes in tax rules and regulations or interpretations including, but not limited to, the recently enacted Tax Cuts and Jobs Act; changes in accounting policies, standards and interpretations; liquidity risk; changes in asset valuations; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Consumer Financial Protection Bureau, the Federal Deposit Insurance Company and legislative and regulatory actions and reforms.

Actual results may differ materially from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent quarterly 2018 Form 10-Q's (including the risk factors and risk management discussions) and our other subsequent filings with the SEC, which are available on our corporate website at https://www.fnb-online.com/about-us/investor-relations-shareholder-services. We have included our web address as an inactive textual reference only.

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Analyst/Institutional Investor Contact:
Matthew Lazzaro, 724-983-4254, 412-216-2510 (cell)
lazzaro@fnb-corp.com

Media Contact:
Jennifer Reel, 724-983-4856, 724-699-6389 (cell)
reel@fnb-corp.com

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